OCTOBER 9, 2008

                        TOUCHSTONE VARIABLE SERIES TRUST

                          TOUCHSTONE MONEY MARKET FUND

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2008

The Touchstone Variable Series Money Market Fund (the "Fund") has applied to participate in the United States Department of Treasury's (the "Treasury") Temporary Guarantee Program for Money Market Funds (the "Program"). The Fund's participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days. The Program provides coverage upon liquidation of the Fund to shareholders for amounts held in the Fund as of the close of business on September 19, 2008 subject to certain conditions and limitations. Shares acquired after September 19, 2008 will not be covered by this Program. In addition, if a shareholder of the Fund exchanges shares from one Fund to another Fund, the Program coverage will not carry over to the new Fund. Participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares.

The cost of the program is $1.00 multiplied by the sum of all covered shares in the Fund multiplied by 0.00010 (1 basis point) for the initial period of the Program, which is through December 18, 2008 unless extended by the Treasury. The cost to participate in the Program will be borne by all shareholders of the Fund without regard to any expense limitation currently in effect, as these costs constitute "extraordinary expenses not incurred in the ordinary course of such Fund's business," although generally only shareholder balances as of September 19, 2008 are covered by the Program. Treasury may elect to extend the Program, while continuing to limit coverage under the Program to shareholders as of September 19, 2008. If that occurs, and if the Fund determines to participate in the extension of the Program, the cost to participate in the extension of the Program would be borne by the Fund although generally only shareholder balances as of September 19, 2008 would be covered by the extension of the Program.


              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.